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Alternative Strategies Fund

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Alternative Strategies Fund

c/o Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

(877) 803-6583

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held December 3, 2021

Dear Shareholders:

The Board of Trustees of Alternative Strategies Fund (the “Fund” or “Trust”), a closed-end management investment company operated as an interval fund and organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Fund, to be held at the offices of the Fund’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on December 3, 2021 at 10 a.m., Eastern Time, for the following purposes:

1. To approve a new investment advisory agreement between the Fund and SCG Asset Management, LLC (the “Adviser” or “SCG”).

2.	To approve a change to the Fund’s fundamental investment policy with respect to industry concentration.

3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on October 6, 2021 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 3, 2021.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed new investment advisory agreement) and Proxy Voting Ballot are available at www.proxyvote.com.

By Order of the Board of Trustees

Kevin Wolf, President

October 26, 2021

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Alternative Strategies Fund

c/o Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788,

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held December 3, 2021

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees” or the “Board of Trustees”) of Alternative Strategies Fund (the “Fund” or “Trust”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on December 3, 2021 at 10 a.m. Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about October 26, 2021.

The Meeting has been called by the Board for the following purposes:

1.	To approve a new investment advisory agreement between the Fund and SCG Asset Management, LLC (the “Adviser” or “SCG”).

2.	To approve a change to the Fund’s fundamental investment policy with respect to industry concentration.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on October 6, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling (877) 803-6583.

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QUESTIONS AND ANSWERS

We recommend that you read the complete Proxy Statement. The following Questions and Answers provide an overview of the two proposals and the information contained in this Proxy Statement.

Q. What is this document and why did we send it to you?

A. This is a Proxy Statement that provides you with information regarding (1) a proposed investment advisory agreement for a new investment adviser, SCG Asset Management, LLC, (“SCG”) for the Fund (“New Advisory Agreement”); and (2) a proposed change in the Fund’s fundamental policy regarding industry concentration. Each of the proposals require the approval of the Fund’s shareholders.

Q. Has the Board of Trustees approved the New Advisory Agreement and Fundamental Policy change?

A. Yes, the Board of Trustees of the Trust (the “Board”) has approved the New Advisory Agreement and change in the Fund’s fundamental policy regarding industry concentration. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), determined that the New Advisory Agreement and change in fundamental policy are in the best interests of the Fund and its shareholders. The Board recommends that the Fund’s shareholders approve both proposals.

Q. Why is there a proposed new investment adviser for the Fund?

A. After careful consideration, the Fund’s current investment adviser, Ladenburg Thalmann Asset Management, Inc. (“LTAM”), notified the Fund’s Board of Trustees that it no longer wished to serve as the Fund’s investment adviser. After considering options, including the potential liquidation of the Fund, the Board of Trustees, with input from LTAM, determined that SCG Asset Management, LLC would be an appropriate new investment adviser for the Fund.

Q. Will the New Advisory Agreement have different fees?

A. Yes. The New Advisory Agreement will have a higher management fee of 1.50% of the Fund’s net assets plus an incentive fee of 20% of the Fund’s net investment income (subject to certain conditions). Please see the discussion of the New Advisory Agreement in the Proxy Statement.

Q. Why is the Fund’s fundamental policy regarding industry concentration being changed?

A. Currently, the Fund’s fundamental policy regarding industry concentration requires the Fund to invest more than 25% of its assets in securities related to the real estate industry. The change in the fundamental policy will allow SCG greater flexibility in pursuing the Fund’s investment objective.

Q. Are the Fund’s investment objective or investment strategies changing?

A. The Fund’s investment objective is not changing. If approved as the new investment adviser, SCG will implement a strategy that focuses on investing in structured notes, which is different from the Fund’s current strategy. Shareholders will receive a prospectus with the Fund’s revised strategies and risks, once effective.

Important information regarding both proposals is set forth in the Proxy Statement.

Please read it carefully.

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND SCG ASSET MANAGEMENT, LLC

Background

Advisory Agreement

The Fund’s current investment adviser, Ladenburg Thalmann Asset Management, Inc. (“LTAM”), has served in such capacity pursuant to an investment advisory agreement dated February 14, 2020 (“Current Advisory Agreement”). LTAM has indicated to the Fund’s Board of Trustees (“Trustees”) that it no longer wishes to serve as the Fund’s adviser and that a new adviser may be better positioned to increase the Fund’s assets and distribution, decrease costs, and achieve economies of scale. As an alternative to liquidating the Fund, LTAM introduced SCG Asset Management, LLC (“SCG”) for consideration to serve as investment adviser to the Fund, subject to approval by the Trustees and shareholders. In order to provide Fund shareholders with flexibility with respect to their investment in the Fund, LTAM and the officers of the Trust recommended that the Fund not be liquidated and introduced SCG as a potential successor adviser to manage the Fund. At the Board Meeting held on September 30, 2021, the Trustees approved a new investment advisory agreement between the Trust, on behalf of the Fund, and SCG (the “New Advisory Agreement”), subject to shareholder approval. The 1940 Act requires that advisory agreements be approved by a vote of a majority of the outstanding shares of the Fund.

SCG is an investment advisory firm, based in Naperville, Illinois, that is registered as an investment adviser with the Securities and Exchange Commission. SCG provides investment advice to high-net-worth individuals, pension plans (corporate, state, and foreign) sovereign wealth funds, foundations, endowments, banks, pooled investment vehicles, trusts, estates or charitable organizations, corporate or business entities, non-profit organizations, and other investment advisers. As of August 31, 2021, SCG had approximately $210 million in assets under management.

If the Fund’s shareholders approve the New Advisory Agreement, it is expected that Gregory H. Sachs, Chief Executive Officer and Chief Investment Officer of SCG, will serve as the Fund’s portfolio manager. The Fund’s investment objective of seeking attractive risk-adjusted returns with low to moderate volatility and low correlation to the broader markets, through a concentrated alternative investment approach with an emphasis on income generation will not change. In pursuing the Fund’s objective, SCG will implement strategies that focus on structured notes in addition to master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and business development companies (“BDCs”).

LTAM is not receiving any payment or other benefits from SCG in connection with the proposed transition in the Fund’s investment adviser.

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The Advisory Agreements

Under the terms of the Current Advisory Agreement, LTAM receives an annual fee from the Fund equal to 0.75% of the Fund’s average daily net assets. For such compensation, LTAM, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions, and such policies as the Trustees may determine. LTAM has contractually agreed to reduce its fees and to reimburse expenses at least until October 31, 2021, to ensure that the ordinary operating expenses of the Fund (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.85%, 2.50%, and 1.60% of the Fund's average daily net assets attributable to Class A shares, Class C shares, and Class I shares, respectively.

Under the terms of the New Advisory Agreement, SCG is entitled to a fee consisting of two components—a base management fee and an incentive fee.

The base management fee is calculated and payable monthly in arrears at the annual rate of 1.50% of the Fund's average daily net assets during such period.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a “hurdle rate,” expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to SCG for any administrative services provided by SCG and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of the Fund’s shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s share repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;

•	100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.875%. This portion of the Fund’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 1.875%) is referred to as the “Catch-Up.” The Catch-Up provision is intended to provide SCG with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.875% in any calendar quarter; and

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•	20.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter is payable to SCG once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to SCG).

The following is a graphical representation of the calculation of the incentive fee:

Quarterly Incentive Fee

Fund’s Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the Fund’s adjusted capital)

Percentage of the Fund’s Pre-Incentive Fee Net Investment Income Allocated to the Incentive Fee

These calculations will be appropriately prorated for any period of less than three months.

Example: Quarterly Incentive Fee Calculation

Scenario 1

Assumptions:

Investment income (including interest, dividends, fees, etc.) = 1.25%

Preferred return(1) = 1.50%

Base management fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.3%

Calculations:

Pre-incentive fee net investment income = (investment income – (base management fee + other expenses)) = 0.575%

Pre-incentive fee net investment income does not exceed the preferred return rate; therefore, there is no incentive fee on income payable.

Scenario 2

Assumptions:

Investment income (including interest, dividends, fees, etc.) = 2.25%

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Preferred return(1) = 1.50%

Base management fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.3%

Calculations:

Pre-incentive fee net investment income = (investment income – (base management fee + other expenses)) = 1.575%

Pre-incentive fee net investment income is greater than the preferred return rate, therefore incentive fees are payable.

Catch Up Payable = 100% x (pre-incentive fee net investment income (subject to “catch up” (4)) – preferred return)

= 100% x (the lesser of pre-incentive fee net investment income or the catch-up – preferred return)

= 100% x (1.575% – 1.50%)

= 0.075%

Pre-incentive fee net investment income exceeds the preferred return rate, but does not fully satisfy the “catch-up” provision, therefore the incentive fee on income is 0.075%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Preferred return(1) = 1.50%

Base management fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.3%

Calculations:

Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 2.325%

Pre-incentive fee net investment income is greater than the preferred return rate, therefore incentive fees are payable.

Catch Up Payable = 100% x (pre-incentive fee net investment income (subject to “catch up” (4)) – preferred return)

= 100% x (the lesser of pre-incentive fee net investment income or the catch-up – preferred return)

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= 100% x (1.875% – 1.50%)

= 0.375%

Catch Up is fully satisfied, therefore incentive fees are payable at a rate of 20% on remaining pre-incentive fee net investment income.

Total Incentive Fee = 100% x Catch Up Payable + 20% x (pre-incentive fee net investment income – Catch Up)

= 100% x 0.375% + 20% (2.325% – 1.875%)

= 0.357% + 20%(0.45%)

= 0.375% + 0.09%

= 0.465%

Pre-incentive fee net investment income exceeds the fixed preferred return and fully satisfies the “catch-up” provision, therefore the incentive fee on income is 0.465%.

(1)	Represents 6.0% annualized preferred return.
(2)	Represents the base management fee at an annual rate of 1.50% of the Fund's average daily net assets.
(3)	Excludes organization and offering expenses. The amount of other expenses is for illustrative purposes only and as such, may not reflect actual Fund expenses.
(4)	The “catch-up” provision is intended to provide our Adviser with an incentive fee of 20.0% on all pre-incentive fee net investment income when our net investment income exceeds 1.875% in any calendar quarter.
*	The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized, and actual returns may vary from those shown in the examples above.

In connection with the New Advisory Agreement, SCG will enter into expense limitation agreements with the Fund to reduce its fees and to reimburse expenses to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 3.00%, 3.65%, and 2.75% of the Fund's average daily net assets attributable to Class A shares, Class C shares, and Class I shares, respectively. As such, under the New Advisory Agreement, the expense caps will reflect an increase of 1.15% for each class of the Fund’s shares and will not include SCG’s proposed incentive fee. Any incentive fees paid to SCG will be excluded for the purposes of the expense cap limitation. It is expected that the implementation of SCG’s strategy will result in a significant decrease in the amount of acquired fund fee and expenses that the Fund has regularly incurred as a result of its current strategy’s focus on investing in other funds and private investment vehicles. For more information regarding the current Fund expenses and pro forma Fund expenses under the New Advisory Agreement, please see the table on the following page.

The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees (defined below), by a vote cast in person at a meeting called for the

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purpose of voting such approval. The New Advisory Agreement automatically terminates on assignment and is terminable on not more than 60 days’ notice by the Fund. In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by SCG given to the Fund.

The New Advisory Agreement, like the Current Advisory Agreement, provides that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the Current Advisory Agreement and the New Advisory Agreement is only a summary.

The Current Advisory Agreement was renewed for an additional year by the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”), at a meeting of the Board held on December 11, 2019. The shareholders of the Fund last approved the Current Advisory Agreement on February 14, 2020. During the fiscal year ended June 30, 2021, LTAM earned an advisory fee in an amount equal to $108,316 (prior to any waivers and/or reimbursements), and LTAM waived fees and reimbursed fees in the amount of $195,645. For the same fiscal year ended June 30, 2021, SCG would have earned (prior to any waivers and/or reimbursements, and excluding incentive fees), based on the new proposed advisory fee, an advisory fee equal to $216,635, which is 100% greater than the advisory fee earned by LTAM for the same period.

The tables below illustrate the difference in fees and expenses of the Fund that would result if the shareholders approved the New Advisory Agreement.

Shareholder Transaction Expenses	Class A	Pro Forma Class A*	Class C	Pro Forma Class C*	Class I	Pro Forma Class I*
Maximum Sales Load Imposed on Purchases (as a percent of offering price)	4.25%	4.25%	None	None	None	None
Early Withdrawal Charges on Shares Repurchased Less Than 365 Days After Purchase (as a % of the original purchase price)	None	None	1.00%	1.00%	None	None
Annual Expenses (as a percentage of net assets attributable to shares)	Class A	Pro Forma Class A*	Class C	Pro Forma Class C*	Class I	Pro Forma Class I*
Management Fees	0.75%	1.50%	0.75%	1.50%	0.75%	1.50%
Incentive Fees	-	0.00%(1)	-	0.00%(1)	-	0.00%(1)
Other Expenses	2.47%	2.47%	3.22%	3.22%	2.22%	2.22%
Shareholder Servicing Expenses	0.25%	0.25%	0.25%	0.25%	0.00%	0.00%
Distribution Fee	0.00%	0.00%	0.75%(2)	0.75%(2)	0.00%	0.00%
Remaining Other Expenses	2.22%	2.22%	2.22%	2.22%	2.22%	2.22%
Acquired Fund Fees and Expenses(3)	1.99%	0.10%	1.99%	0.10%	1.99%	0.10%
Total Annual Expenses	5.21%(4)	4.07%(5)	5.96%(4)	4.82%(5)	4.96%(4)	3.82%(5)
Fee Waiver and Reimbursement	(1.37)%	(0.97)%	(1.47)%	(1.07)%	(1.37)%	(0.97)%
Total Annual Expenses (after fee waiver and reimbursement)	3.84%	3.10%	4.49%	3.75%	3.59%	2.85%

*Illustrates pro-forma fees and expenses of the Fund under the New Advisory Agreement

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(1)	The incentive fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the incentive fee the Fund pays to increase to the extent the Fund earns greater interest income through its investments. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return of the Fund’s adjusted capital, equal to 1.50%, or an annualized hurdle rate of 6.0%, subject to a “catch-up” feature. See the section titled “The Advisory Agreements” above for a full explanation of how the incentive fee is calculated. Because the example following this table assumes a 5.0% annual return, as required by the SEC, no incentive fee would be payable in the current fiscal year.
(2)	The Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the average daily net assets attributable to Class C shares and is payable on a quarterly basis. Class A and Class I shares are not currently subject to a Distribution Fee. See “Plan of Distribution.”
(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, when issued, because the financial statements, when issued, include only the direct operating expenses incurred by the Fund.
(4)	LTAM and the Fund have entered into an expense limitation and reimbursement agreement under which LTAM has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (excluding any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses or extraordinary expenses such as litigation), to the extent that they exceed 1.85%, 2.50% and 1.60% per annum of the Fund’s average daily net assets attributable to Class A, Class C and Class I shares, respectively. In consideration of LTAM’s agreement to limit the Fund’s expenses, the Fund has agreed to repay LTAM in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from when they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect at least until October 31, 2022, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Board on 60 days written notice to LTAM.
(5)	SCG and the Fund have entered into an expense limitation and reimbursement agreement under which SCG has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (excluding any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses or extraordinary expenses such as litigation), to the extent that they exceed 3.00%, 3.65% and 2.75% per annum of the Fund’s average daily net assets attributable to Class A, Class C and Class I shares, respectively. In consideration of SCG’s agreement to limit the Fund’s expenses, the Fund has agreed to repay SCG in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from when they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect at least until October 31, 2023, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Board on 60 days written notice to SCG.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return:

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment in Class A shares, assuming a 5% annual return	$79	$180	$280	$529
You would pay the following expenses on a $1,000 investment in Class A shares under the New Advisory Agreement, assuming a 5% annual return	$72	$153	$234	$445
You would pay the following expenses on a $1,000 investment in Class C shares, assuming a 5% annual return	$45	$164	$280	$561
You would pay the following expenses on a $1,000 investment in Class C shares under the New Advisory Agreement, assuming a 5% annual return	$38	$136	$234	$481
You would pay the following expenses on a $1,000 investment in Class I shares, assuming a 5% annual return	$36	$137	$238	$490
You would pay the following expenses on a $1,000 investment in Class I shares under the New Advisory Agreement, assuming a 5% annual return	$29	$108	$189	$399

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If the New Advisory Agreement is not approved by shareholders, the Board and LTAM will consider other options, including the liquidation of the Fund or a new or modified request for shareholder approval of the New Advisory Agreement.

Information Concerning SCG

SCG is a limited liability company organized in 2020 under the laws of the State of New York and located at 2132 Deep Water Lane, Suite 232, Naperville, Illinois, 60564. SCG is owned by Sachs Capital Group, L.P., and Gregory H. Sachs serves Chief Executive Officer and Managing Partner. The names, titles, addresses, and principal occupations of the officers and directors of SCG are set forth below:

Name and Address*:	Title:	Principal Occupation:
Gregory H. Sachs	Chief Executive Officer and Managing Partner	Chief Executive Officer and Managing Partner
Michelle Sibley	Chief Financial Officer and Chief Compliance Officer	Chief Financial Officer and Chief Compliance Officer
Sachs Capital Group, L.P. **	Sole Owner

* Address is in care of SCG, 2132 Deep Water Lane, Suite 232, Naperville, IL 60564

**Redleaf Management Company LLC is the majority partner of Sachs Capital Group, L.P. Gregory H. Sachs is the controlling member of Redleaf Management Company LLC.

SCG does not manage any other registered funds.

Evaluation by the Board of Trustees

At the Board Meeting, the Trustees considered the approval of the New Advisory Agreement. The Trustees were assisted by legal counsel throughout the agreement review process. The Trustees relied upon the advice of legal counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that SCG was established in 2020 as a subsidiary of Sachs Capital Group, LP which was founded in 2008. The Trustees discussed that SCG was currently managing approximately $210 million in assets for institutional investors and high net-worth individuals in several strategies focused on opportunities for risk-adjusted returns through investments in structured products among other investments. The Trustees then reviewed the backgrounds of the key investment personnel at SCG who will be responsible for providing services to the Fund, taking into account their education and financial industry experience. The Trustees noted that Gregory H. Sachs, SCG’s founding Chairman, Chief Executive Officer and Chief Investment Officer, had more than 30 years of asset management experience. The Trustees also discussed SCG’s investment experience with alternative assets and real-estate related investments, including real estate investment trusts (REITs).

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The Board next reviewed SCG’s investment process, noting that Mr. Sachs led a team of quantitative researchers who had built and maintained a proprietary investment model that screened industry sectors for attractive investment opportunities. The Trustees considered that SCG’s model took into account various market factors and that SCG also performed additional fundamental research in identifying structured note opportunities with attractive risk-adjusted return potential. The Trustees further considered that SCG’s investment process sought risk minimization and capital preservation through time-space diversification of assets, investing in assets with little or no correlation to each other, backtesting performance results through various market conditions and stress testing the portfolio under various market scenarios.

The Trustees considered that SCG would address compliance by monitoring the details of each investment and by performing pre-trade procedures to ensure compliance with the Fund’s investment guidelines and limitations. The Trustees also noted that SCG would form a best execution committee to monitor and evaluate the quality of the trade executions based on commission or markup, the reputation and financial condition of each broker, each broker’s ability to handle complex trade orders as well as transmit timely trade confirmations and provide quality research. Finally, the Trustees noted that SCG did not report any material compliance or litigation issues.

The Board noted that SCG’s personnel were well experienced with investing in structured notes and had the resources to handle the complex and research-intensive investment process involved with such a strategy. After a discussion, the Board concluded that SCG was expected to provide a high level of quality service to the Fund and its shareholders.

Performance. The Trustees considered that SCG had managed a separate account since 2019 with the same strategy as the one proposed for the Fund. The Trustees reviewed the performance of the separate account for various periods, noting that it had performed well against its benchmark index, the S&P U.S. High Yield Corporate Index. The Trustees discussed that SCG would implement the same investment methods employed for SCG’s separate account for the Fund. After discussion, the Trustees concluded that SCG was well qualified and should be allowed the opportunity to select investments in structured notes for the Fund and its shareholders and that the change in the Fund’s investment strategy could benefit shareholders and achieve the Fund’s investment objective.

Fees and Expenses. The Board noted that SCG had proposed an advisory fee equal to 1.50% of the Fund’s average daily net assets and an incentive fee equal to 20% of pre-incentive fee net investment income over a 6% hurdle. The Board noted that at the point the 6% hurdle is reached, SCG would receive 100% of any additional net investment income until such time as SCG had earned its 20% incentive fee after which SCG would then will receive 20% of all net investment income going forward. The Board compared the contractual management fee of the Fund to the fees and expenses of a peer group of funds provided by SCG with alternative investment strategies and some with similar fee structures. The Trustees noted that the Fund’s base advisory fee was lower than the average of the peer group and that the incentive fee was similar to the peer group. The Board further noted that the Fund’s net expense ratio also lower than the peer group average as a result of SCG’s contractual expense limitation on the Fund’s net operating expenses. The Trustees acknowledged that the proposed advisory fee was significantly higher than the current advisory fee but also acknowledged that the proposed strategy was materially different than the Fund’s current strategy. The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, were not unreasonable in light of the services the Fund would

11

receive from SCG under the New Advisory Agreement, and the level of fees paid by a peer group of similarly managed funds.

Profitability. The Board considered the estimated profit analysis provided by SCG in connection with the operation of the Fund based on projected asset growth over the first 24 months. The Trustees reviewed the estimated profit and whether the amount of estimated profit was a fair entrepreneurial profit for the management of the Fund. The Trustees concluded SCG’s estimated level of profitability from its relationship with the Fund was not excessive.

Economies of Scale. The Trustees noted that based on estimated assets over the initial two-year term of the New Advisory Agreement, it was premature to make a determination about economies of scale. The Trustees noted SCG’s willingness to consider breakpoints as the Fund grows, that material economies were not expected to be reached during the initial two year term of the New Advisory Agreement, and agreed that the matter of economies of scale would be revisited as the Fund’s size materially increased.

Conclusion. Having requested and received such information from SCG as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the advisory fee structure was reasonable and that renewal of the New Advisory Agreement was in the best interests of the Fund and its shareholders.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Advisory Agreement.

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PROPOSAL II

The Fund’s shareholders are being asked to approve a change in the Fund’s fundamental policy regarding industry concentration.

The Fund’s current fundamental policy with respect to industry concentration is as follows:

The Fund may not invest 25% or more of the market value of its assets in the securities of companies or entities engaged in any one industry, except the real estate industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. Under normal circumstances, the Fund invests over 25% of its assets in the securities of companies in the real estate industry.

In order to permit the Fund to have more flexibility in pursuing its investment objective, the Board determined that it was advisable that the Fund’s fundamental policy regarding industry concentration be changed to eliminate the requirement that the Fund invest more than 25% of its assets in the securities of companies in the real estate industry. The proposed new fundamental policy with respect to industry concentration is as follows:

The Fund may not invest 25% or more of the market value of its assets in the securities of companies or entities engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

At a board meeting held on September 30, 2021, the Trustees unanimously approved the changes to the Fund’s fundamental policy regarding industry concentration.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the changes to the Fund’s fundamental policy regarding industry concentration.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a closed-end management investment company operated as an interval fund organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on June 15, 2010. The Trust’s principal executive offices are located at c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund currently retains LTAM Advisors as its investment adviser pursuant to the Current Advisory Agreement. Ladenburg Thalmann & Co. Inc., located at 277 Park Avenue, 26th Floor, New York, NY 10172 serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, provides the Fund with transfer agent, accounting, and administrative services. Northern Lights Compliance Services, LLC provides the Fund with compliance services.

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THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Advisory Agreement and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following numbers of shares of beneficial interest of the Fund were issued and outstanding:

FUND	Voting Securities Outstanding
	Class A	Class C	Class I
Alternative Strategies Fund	1,030,081	428,079	890,878

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I and II. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Advisory Agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less. For Proposal I and II, the presence at the Meeting of holders of a majority of the outstanding shares the Fund entitled to vote at the Meeting (in person or by proxy) constitutes a quorum.

When a proxy is returned as an abstention or “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal I and II. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposal I and II to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of Proposal I and II (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

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Treating broker non-votes as votes against Proposal I and II may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

Security Ownership of Management AND Certain Beneficial Owners

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of either Fund on the Record Date.

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name & Address	Shares	Percentage of Share Class
Class I Shares
National Financial Services, LLC.	50,435	5.66%
499 Washington Blvd
Jersey City, NJ 07310

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Kevin Wolf, President, Alternative Strategies Fund, c/o Gemini Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The Trust has engaged Broadridge Financial Solutions, Inc., a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to Broadridge Financial Solutions, Inc., are approximately $10,300. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by SCG. In addition to solicitation by mail, the Trust will request

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the insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and SCG will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and SCG may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY STATEMENT DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at (877) 803-6583, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on December 3, 2021.

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at www.proxyvote.com.

BY ORDER OF THE BOARD OF TRUSTEES

Kevin Wolf, President

Dated: October 26, 2021

If you have any questions before you vote, please call our proxy information line at 844-804-1640. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope, fax YOUR PROXY CARD to THE NUMBER LISTED ON YOUR PROXY CARD.

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Appendix A

INVESTMENT ADVISORY AGREEMENT

Between

ALTERNATIVE STRATEGIES FUND

and

SCG ASSET MANAGEMENT, LLC

AGREEMENT, made as of [ ], 2021, between ALTERNATIVE STRATEGIES FUND, a Delaware statutory trust (the "Trust"), and SCG ASSET MANAGEMENT, LLC, a New York limited liability company (the "Adviser") located at 2132 Deep Water Lane, Suite 232, Naperville, Illinois, 60564.

RECITALS:

WHEREAS, the Trust is a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto and made subject to this Agreement in accordance with Section 1.3, being herein referred to as the "Fund");

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to the Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of

Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. The Fund shall bear all expenses of its operations, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser.

Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.17 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.18 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last business day of each month, or as promptly as possible thereafter, a management fee and incentive fee as described in Appendix B.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

4.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

4.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date this Agreement is approved by vote of the holders of a majority of the outstanding voting securities of the Fund and shall remain in effect for a period of two years thereafter. Thereafter, this Agreement shall continue in effect with respect to the Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to the Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Alternative Strategies Fund Trust.

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. Governing Law.

This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

ALTERNATIVE STRATEGIES FUND

By: _______________________________

Name: Kevin Wolf

Title: President

SCG ASSET MANAGEMENT, LLC

By:_____________________________

Name: Gregory H. Sachs

Title: Chief Executive Officer and Managing Partner

ALTERNATIVE STRATEGIES FUND

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

NAME OF FUND
Alternative Strategies Fund

APPENDIX B

Compensation of the Adviser

The Adviser is entitled to a fee consisting of two components—a base management fee and an incentive fee:

1.	The base management fee is calculated and payable monthly in arrears at the annual rate of 1.50% of the Fund's average daily net assets during such period.

2.	The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a “hurdle rate,” expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Manager for any administrative services provided by the Manager and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of the Fund’s shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s share repurchase program.

No incentive fee is payable in any calendar quarter in which the Fund's pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50%. For any calendar quarter in which the Fund's pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 1.875%, the incentive fee will equal the amount of the Fund's pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund's pre-incentive fee net investment income which exceeds the hurdle but is less than or equal to 1.875% is referred to as the "catch-up." The "catch-up" provision is intended to provide the Manager with an incentive fee of 20.0% on all of the Fund's pre-incentive fee net investment income when the Fund's pre-incentive fee net investment income reaches 1.875% in any calendar quarter. For any calendar quarter in which the Fund's pre-incentive fee net investment income exceeds 1.875% of adjusted capital, the incentive fee will equal 20.0% of pre-incentive fee net investment income.

Alternative Strategies Fund

c/o Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

(877) 803-6583

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 3, 2021

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kevin Wolf, Richard Malinowski, Stephanie Shearer and James Colantino, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the Alternative Strategies Fund (the “Fund”) to be held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788, on December 3, 2021 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest of the Fund, on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________

Signature Date

_______________________________________

Signature of Joint Shareholder Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Fund and SCG Asset Management, LLC	☐	☐	☐
2. To approve a change to the Fund’s fundamental investment policy with respect to industry concentration.	☐	☐	☐
3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	☐	☐	☐

A copy of the Proxy Statement is available online at www.proxyvote.com.